AMENDMENT NO. 3 TO SECURED SUBORDINATED
PROMISSORY NOTES AND WARRANTS

DCAP GROUP, INC.
1158 Broadway
Hewlett, New York 11558

September 30, 2007

Jack Seibald as representative and attorney-in-
fact for the holder of the Secured Subordinated
Promissory Note of DCAP Group, Inc., dated
July 11, 2005, in the principal amount of
$115,384.61 as set forth on Schedule A attached hereto
1336 Boxwood Drive West
Hewlett Harbor, NY  11557

Dear Jack:

Reference is made to the Secured Subordinated Promissory Note of DCAP Group, Inc. (the “Company”), dated July 11, 2005, in the principal amount of $115,384.61 (the “Note”) and held by the person set forth on Schedule A attached hereto (the “Noteholder”).

Reference is also made to the Warrant issued by the Company, dated July 11, 2005, to the Noteholder for the purchase of 7,500 shares of Common Stock of the Company (the “Warrant”).

All capitalized terms used and not defined herein shall have the meanings ascribed thereto in the Note.

The parties agree that, in consideration of the extension hereby of the outside date by which the Warrant may be exercised from 5:00 P.M., Eastern Time, on September 30, 2007 to 5:00 P.M., Eastern Time, on September 30, 2008, the Maturity Date for the Note is hereby extended from September 30, 2007 to September 30, 2008.  Except as amended hereby, the Note and the Warrant shall continue in full force and effect in accordance with their respective terms.

Very truly yours,

DCAP GROUP, INC.

By:

Agreed:

___________________________________
Jack Seibald, as representative and attorney-in-
fact for the holder of the Secured Subordinated
Promissory Note of DCAP Group, Inc., dated
July 11, 2005, in the principal amount of
$115,384.61 as set forth on Schedule A attached hereto

1932625.1

SCHEDULE A

Name	Outstanding Principal Amount of Note	Number of Shares of Common Stock Subject to Warrant
Marcia Seibald	$115,384.61	7,500